UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  11/12/2004

Sunrise Telecom Incorporated
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  000-17781

DE	77-0181864
(State or Other Jurisdiction Of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

302 Enzo Drive
San Jose, CA 95138
(Address of Principal Executive Offices, Including Zip Code)

408-363-8000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On November 12, 2004, Scott E. Green notified Sunrise Telecom Incorporated of his intent to resign the position of Corporate Controller and Principal Accounting Officer effective December 3, 2004.

We are coordinating our search for a replacement for Mr. Green with our search for a full-time Chief Financial Officer. Both searches are currently underway. Our Chief Operating Officer, Paul A. Marshall, who has held the position of Acting Chief Financial Officer since October 2002, will remain Acting Chief Financial Officer until a full-time Chief Financial Officer is named.

[Signature page follows]

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Sunrise Telecom Incorporated

Date: November 17, 2004.	By:	/s/ KIRK O. WILLIAMS
Kirk O. Williams
General Counsel & Secretary